UNIVERSITY ONLINE, INC.

                              AMENDED AND RESTATED

                                STOCK OPTION PLAN

                                    ARTICLE I

                              PURPOSES OF THE PLAN
                              --------------------

         1.01. Purposes. The purposes of the University OnLine, Inc. (formerly, IMSATT Corporation and referred to hereinafter as the "Company") Stock Option Plan (the "Plan") are to advance the interests of the Company and its subsidiaries by providing incentives to selected employees and other who contribute and who are expected to contribute materially to the success of the Company and its subsidiaries, to provide a means of rewarding outstanding performance and to enable the Company and its subsidiaries to maintain a competitive position in attracting and retaining the personnel necessary for continued growth and profitability.

                                   ARTICLE II

                           ADMINISTRATION OF THE PLAN
                           --------------------------

         2.01. The Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") unless a committee (the "Committee") of two or more persons, all of whom shall be directors of the Company, shall be appointed by the Board to administer the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee shall have all of the authority and responsibility of the Board hereunder, except for such authority as is granted to the Board pursuant to

                                      1

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Articles  IX and  X.  If a  Committee  is  appointed,  subject  to  the  express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems advisable in the conduct of its affairs and may appoint one of its members chairman and any person, whether or not a member, to be its secretary or agent.

         2.02. Authority. The Board shall have full and final authority to interpret the Plan and the instruments evidencing the grant of options ("Options") thereunder, to prescribe, amend and rescind rules and regulations, if any, relating to the Plan and to make all determinations necessary or advisable for the administration of the Plan.

                  The Board shall have full authority to direct the proper officers of the Company to issue or transfer shares of the Company's common stock pursuant to the Plan. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his or her own willful misconduct or gross negligence.
                                   ARTICLE III
                                     OPTIONS
                                     -------

         3.01. Options Exercisable for Common Stock. Shares of stock issued upon exercise of an Option granted under the Plan, shall be shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), which shares shall be subject to


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the  terms,  conditions  and  restrictions  described  in  the  Plan  and in the instruments evidencing the grant of the Options.

         3.02. Maximum Number of Shares. The maximum number of shares of Common Stock issuable pursuant to Options under the Plan shall be not more than 3,400,000 shares of Common Stock. Shares of Common Stock acquired pursuant to the exercise of Options under the Plan shall be treasury shares or authorized but unissued shares. If, on or before November 11, 1996, any shares of Common Stock subject to an Option granted under the Plan shall be returned to the Company pursuant to the termination provisions described in Section 5.01 or 5.03 hereof or in the instruments evidencing the grant of the Option, or because the Option expired or terminated or was cancelled without being exercised, such shares may again be subject to Options under the Plan (unless the Plan shall have been theretofore terminated).

         3.03. Rights With Respect to Shares. An individual who has exercised his Option shall have, after delivery to him of, or after notification that there is being held in custody for him, a certificate or certificates for the number of shares of Common Stock acquired, absolute ownership of such shares, including the right to vote the same and to receive dividends thereon, subject, however, to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the grant of the Option to such individual.

         3.04. Exercise Price. The exercise price for each share of Common Stock subject to an Option shall be at least the fair


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market value,  as  determined  by the Board of  Directors,  of a share of Common
Stock at the time of grant.

         3.05. Exercise Term. Notwithstanding any other provision of the Plan (specifically including Article V hereof) to the contrary, whenever any Option may be exercised only after a specified date, the Company may accelerate the exercisability of such Option by written notice to the individual who was granted the Option (the "Optionee") specifically referencing this Section.

         3.06. Maximum Option Term. No Option granted under this Plan shall vest or be exercised in whole or in part more than ten years after its date of grant.


         3.07. Plan Duration. Options may not be granted under this Plan more than ten years after the date of the adoption of the Plan.

         3.08. Payment. Payment for Common Stock purchased under an Option granted under this Plan shall be made in full in cash concurrently with the exercise of the Option.

                                   ARTICLE IV
                                  PARTICIPATION
                                  -------------

         4.01. Recipients. Options may be granted only to individuals who are determined by the Board to be capable of materially contributing over an extended period of time to the success of the Company or of a subsidiary of the Company on the date the Option is granted and who are employees of the Company, other persons required by written contract to dedicate at least


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sixteen  hours per month to rendering  services to the Company,  or directors of
the  Company.   For  purposes  of  the  Plan,  the  term  "subsidiary"  means  a corporation, a majority of whose outstanding stock entitled to elect a majority of its board of directors is at the time owned by the Company and/or a subsidiary or subsidiaries of the Company. Any individual may elect, revocably, not to be eligible, either for a period of time or during the entire term of the Plan, for grant of Options under the Plan by delivering to the Board a written notice to such effect. Upon receipt of such notice by the Board, such individual shall thereupon be ineligible to receive Options under the Plan for such period of time or for the entire term of the Plan, as the case may be.

         4.02. Grant of Options. Subject to the terms, conditions and restrictions of the Plan, the Board shall, in its sole discretion, select from among the eligible individuals those individuals, if any, to whom Options are to Optionsincluding, but not limited to, the power (i) to determine whether Options are to be granted, (ii) to determine the number of shares of Common Stock covered by each Option, (iii) to determine the time or times when Options will be granted, (iv) to determine, in accordance with Article V hereof, the restrictions related to the exercise of the Options and the shares of Common Stock issuable pursuant to such exercise and (v) to prescribe the form of the instruments evidencing the grant of the Options under the Plan.


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Subject  to the  provisions  of Section  5.01,  the Board  shall  have  absolute discretion to establish the vesting schedule for the exercisability of the Options, including, but not limited to, a vesting schedule providing for full vesting after a specified number of years or for gradual or some other vesting over a period of one year, which schedule may be accelerated or decelerated, dependent on the satisfaction of performance criteria established by the Board. The vesting schedule may be different for different individuals, and may be
accelerated   or   decelerated   based  on  different   criteria  for  different
individuals. Options may be granted, with the same or different provisions, to the same person on more than one occasion or on the same occasion.

         The Board's decision to approve the granting of an Option to an eligible individual in any year shall not require the Board to approve the granting of an Option (either with the same or different provisions) to that individual in any other year.

         Furthermore, the grant of an Option to any individual shall not affect the Company's (or any of its subsidiaries') right to terminate the employment of any individual who is employed by the Company (or any of its subsidiaries) or to terminate the acceptance of any services provided by any individual to the Company (or any of its subsidiaries) or to remove or fail to nominate for reelection any individual to the


                                       -6-

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Board of Directors of the Company,  for any reason whatsoever,  or for no reason whatsoever.


                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------
                  Each Option  issued and each share of Common Stock issued upon the exercise of an Option under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Board in its absolute discretion; provided, however, that none of these additional terms, conditions and restrictions may be more favorable to an individual awarded an Option for shares of Common Stock under the Plan than the terms, conditions and restrictions set forth in this Plan:

         5.01.     Vesting; Option Termination.
                   ----------------------------

                  (a) Vesting. The right to exercise an Option shall be vested in the Optionee in accordance with the terms of a schedule attached to the agreement setting forth the option (the "Option Agreement"). Such schedule may provide that all or a portion of the Option may become vested at a time or times or upon the occurrence of certain conditions. (In all events, an Option which has a vesting schedule based solely on the passage of time without any other factors or conditions, will, unless earlier terminated, be vested and exercisable in full on the tenth anniversary of the date of grant. An Option which has a vesting schedule based on the satisfaction of conditions other than the passage of time, shall terminate when the conditions are no


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longer  capable of being  satisfied.) An Option,  once vested,  may be forfeited pursuant to the terms of this Article V.

                  (b)      Termination of Employment or Consulting Services.
                           -------------------------------------------------

                           (i)      A "Terminating Event" (as used herein) shall
be deemed to occur if (a) the Optionee was employed by the Company or any of its subsidiaries at the time of grant of the Option and such Optionee's continuous employment with the Company or any of its subsidiaries shall terminate for any reason or no reason, (b) the Optionee was providing services to the Company, other than as an employee, and the Company ceased to continue accepting such services for any reason or no reason, unless such cessation is intended to be temporary and the Company states such in writing at the time of such cessation, or (c) the Optionee was a director of the Company at the time of the grant of the Option and such Optionee ceased to serve as a director for any reason. Except as provided in Section 5.01(b)(ii), Section 5.04 or the Option Agreement, upon the occurrence of a Termination Event:

                           (a) An Option (or portion thereof) which has not vested prior to the Terminating Event shall terminate and no longer be exercisable; provided, however, that the Board of Directors of the Company may accelerate the date of vesting of the Option;

                           (b) An Option (or portion thereof) which has vested and is exercisable immediately prior to the Terminating Event, shall be exercisable until the three


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         month anniversary of the Terminating  Event, but in no event later than the expiration date of the Option.
                           (ii)     In all events, an Option shall terminate in
full and no longer be exercisable after the tenth anniversary from the date of grant of such Option, or at such earlier time as may be specified above or in the Option Agreement.

         5.02. Non-transferability of Options. Options granted under the Plan are nontransferable and may not be sold, assigned, transferred, pledged, hypothecated, given (with or without consideration) or otherwise disposed of in any manner whatsoever. Options are exercisable during the Optionee's lifetime, except as set forth in Section 5.04, only by him or by his guardian or legal representative.

         5.03. Non-compete Restrictions. Except as set forth in Section 5.04, until the second anniversary of the date an Option is first exercisable (the "Second Anniversary Date"), at the election and in the sole discretion of the Company, Options (or portions thereof) that have vested or shares of Common Stock acquired pursuant to the exercise of an Option shall be immediately forfeited and all the rights of the individual to such Common Stock shall immediately terminate without any payment of consideration by the Company except for a return of the cash consideration paid by the Optionee to the Company (without interest) pursuant to the exercise of the Option, if at any time from and after the date of grant of the Option with respect to such shares, (A) the individual was an employee at the time of


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grant of the Option,  and such employee  engages,  at any time (including  after such person is no longer an employee), in conduct that is competitive with the Company or its subsidiaries or otherwise adversely affects the interests of the Company or its subsidiaries, (B) the individual was providing services other than as an employee, the written contract pursuant to which such person was providing such services provided for a noncompetition covenant, and such individual engaged in activities that would violate such covenant, regardless of whether such covenant is specifically enforceable, or (C) the individual was a director of the Company at the time of grant of the Option, and such individual breaches his fiduciary duties to the Company in connection with his obligations as director.
                  If the shares of Common Stock acquired pursuant to an exercise of an Option shall be forfeited by an Optionee pursuant to this Section 5.03, the Optionee shall forthwith deliver to the Secretary or any Assistant Secretary of the Company any instrument of transfer that may be required by the Secretary or any Assistant Secretary of the Company.
         5.04.  Termination of Employment by Reason of Death or  Disability.  If
(a) an employee who has been in the continuous employment of the Company (or any subsidiary) since the date as of which an Option was granted to him shall, while in such employment, die or terminate employment by reason of disability as defined in this Section 5.04, (b) a person was providing services to the Company (or any subsidiary) other than as an


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employee,  and such person shall die during the period such  services were to be rendered to the Company (or any subsidiary), or (c) the person was serving as director of the Company and such person shall die during the period he served on the Board of Directors and in addition, any of such events under (a), (b) or (c) above shall occur more than one year after the date that the Options were granted, then, unless the agreement providing for the Option shall specify otherwise, the restrictions set forth in Section 5.03 hereof shall lapse as to all shares of Common Stock that have been or may be issued to such person pursuant to the exercise of the Option (or portion thereof) that was vested as of the date of the event under (a), (b) or (c) above, and any unexercised portion of the vested Option (or portion thereof) may be exercised (in the event of death, by such person's executor) until the first anniversary of the date of the death or disability of the Grantee.

                  Unless the Board of Directors, in its absolute discretion determines otherwise, all or any portion of the Option not then vested shall terminate and no longer be exercisable.

                  As used in this Section 5.04, the term "disability" shall mean a condition that the Board determines has rendered an employee completely and permanently unable to perform the duties of his regular occupation

         5.05. Right of First Refusal. (a) Except as provided in Section 5.06 below, for so long as the Common Stock is not listed for trading on any national securities exchange or the Nasdaq


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Stock Market or reported by the National  Quotation  Bureau,  the Company  shall have a right to advance written notice of, and an assignable right of first refusal with respect to, any bona fide proposed transfer of any or all of the shares of Common Stock acquired pursuant to the exercise of an Option including any proposed transfer to one or more shareholders of the Company. Any individual proposing to effect such transfer (the "Selling Grantee") shall give advance written notice of such transfer to the Company. Such notice shall

                           (i) identify the transferee, the number of shares to be transferred and the consideration for such transfer offered by the transferee, if any,
                           (ii) include a copy of any agreement pertaining to such transfer, and
                           (iii) be deemed to be an irrevocable offer to the Company, subject to the terms and conditions of this Section.

The Company shall, within ten business days after receipt of such notice, have the right to elect to purchase or assign its right to purchase any or all of the shares subject to this Section 5.05 proposed to be sold by the Selling Grantee at the lowest of (1) the same price and the same terms as are set forth in the Selling Grantee's notice to the Company, (2) the most recent selling price of shares of Common Stock by the Company to an independent third party increased by a compound interest rate of 10% per year from the time of such sale, or (3) an appraised fair market


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value,  determined as of a date within the twelve  months  preceding the Selling
Grantee's notice by an appraiser chosen by the Board in its absolute discretion. The Company shall not, however, be required to obtain an appraised fair market value for use as a purchase price and may elect to purchase the shares pursuant to clause 1 or 2 without obtaining an appraisal. If the Company does not elect to purchase or assign its right to purchase any or all the shares subject to this Section 5.05 proposed to be sold by the Selling Grantee within such ten business day period, then the Secretary of the Company shall so notify the Selling Grantee, the Selling Grantee's irrevocable offer to the Company shall automatically lapse, and the Selling Grantee may, for a period of forty (40) business days from the date on which the Secretary so notifies the Selling
Grantee, effect the transfer on terms and conditions identical to those set forth in the Selling Grantee's notice, subject always to the restrictions set forth in this Plan. In the event the Selling Grantee does not effect such a transfer within such period, the provisions of this Section 5.05 shall again be applicable with respect to any proposed transfer.

                  (b) The transferee of any shares pursuant to this Section 5.05 shall assume all of the Selling Grantee's rights, obligations and liabilities as a shareholder, and the shares so transferred shall be subject to the right of first refusal restrictions contained in this Section 5.05 with respect to future transfers. As a condition to any transfer under this Section 5.05, the transferee shall be required to assume such


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obligations  and liabilities by appropriate  and valid written  instruments.  No transfer shall relieve the Selling Grantee (or any transferee) of any of its obligations and liabilities hereunder; provided, however, that such Selling Grantee (or transferee) shall have no further liability under this Plan for the acts, or failures to act, of the transferee of such Selling Grantee (or transferee) on and after the effective date of such transfer.

         5.06. Exception. The notice and first refusal requirements set forth in

Section 5.05 above shall not apply to any transfer of shares of Common Stock acquired pursuant to the exercise of an Option to immediate family members (spouse and children) of the Selling Grantee or Optionee or to estates or trusts the beneficiaries of which are immediate family members of the Selling Grantee or Optionee, but any such transferee shall be bound by the provisions hereof.

         5.07.  Agreement  by  Individual  Regarding   Withholding  Taxes.  Each
individual  awarded  shares of Common Stock under the Plan shall agree that:

                           (i) he will pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any Federal, State or local taxes of any kind required by law to be withheld with respect to the shares of Common Stock acquired under the Plan, no later than the date such taxes are first incurred, and


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                           (ii) the Company and its  subsidiaries  shall, to the
         extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the individual any Federal, State or local taxes of any kind required by law to be withheld with respect to the shares of Common Stock acquired under the Plan.

         5.08. Deferral of Receipt of Dividends. The Board may adopt rules whereby any individual may elect to defer, or be required to defer, receipt of the dividends that may otherwise be payable on any shares of Common Stock acquired by him pursuant to exercise of Options under the Plan. In such event, he shall be credited, during the period of deferral, with interest on any such dividends at a reasonable rate of interest to be determined by the Board.

                                   ARTICLE VI

                    COMPLIANCE WITH LAW AND OTHER CONDITIONS
                    ----------------------------------------

         6.01. Restrictions Upon Grant of Options. The listing upon any securities exchange or the registration or qualification under any Federal or State law of any shares of Common Stock to be issued pursuant to the exercise of an Option (whether to permit the granting of an Option or the resale or other disposition of any such shares) may be necessary or desirable as a condition of or in connection with such Option and, in any such event, if the Board in its sole discretion so determines, delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or


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qualification  shall have been completed;  provided,  however,  that the Company shall be required in such circumstances where it has refused to grant delivery of the certificates only to use its best efforts to effect any such listing, registration or qualification, provided further, however, that in no event shall the Company be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

         6.02. Restrictions Upon Resale of Unregistered Common Stock. If the shares of Common Stock that have been acquired pursuant to the exercise of an Option are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such individual, if the Board shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock so acquired by such individual pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act and (ii) that such individual is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

         6.03. Legends. The certificates evidencing shares of Common Stock issuable pursuant to the Plan may contain such legends as the Board deems appropriate to reflect the transfer


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and  other  restrictions  imposed  on  such  shares  under  the  Plan  or in the instruments evidencing the grant of the Option, or under applicable law, rule or regulation.
                  Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in the Plan or in the instruments evidencing the grant of the Options shall be ineffective.

                                   ARTICLE VII

                                   ADJUSTMENTS
                                   -----------


         7.01. Adjustment of Shares Reserved Because of Common Stock Splits, etc. The number of shares of Common Stock of the Company (i) reserved for issuance pursuant to Options that may be granted under the Plan and (ii) subject to Options then outstanding, shall be subject to adjustment by the Board, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event. All determinations made by the Board with respect to adjustments under this Section 7.01 shall be conclusive and binding for all purposes of the Plan.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         8.01. No Right to Receive Option. Nothing in the Plan shall be construed to give any person any right to receive an Option under the Plan.


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

         8.02. Expenses of Plan. The expenses of the Plan shall be borne by the Company.

         8.03. Governing Law. The Plan shall be governed by the laws of the State of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

         9.01. Amendments. The Plan may be amended at any time and from time to time by the Board, provided, however, that if the Company then has a class of equity securities that are registered under the Securities Exchange Act of 1934, no amendment that increases the aggregate number of shares of Common Stock which may be granted under the Plan, extends the period during which Options may be granted under the Plan, changes the class of persons eligible to participate in the Plan, or otherwise materially increases the benefits accruing to individuals under the Plan or materially modifies the requirements with respect to eligibility for participation in the Plan shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of the Company entitled to vote. No amendment of the Plan shall adversely affect any right of any individual, except with the written consent of such individual, with respect to any Option theretofore granted to such individual.



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



                                    ARTICLE X
                            TERMINATION OR SUSPENSION
                            -------------------------


         10.01. Right of Board to Terminate or Suspend Plan.


                  (a) The Board of Directors may at any time suspend or terminate the Plan. No Options may be granted during any suspension of the Plan or after the Plan has been terminated.

                  (b) In the event of adverse accounting consequences to the Company due to any change in accounting practices subsequent to the date of the adoption of the Plan, the Board of Directors shall have the right to terminate the Plan and cancel any then outstanding Options. The Board shall attempt to establish a substitute compensation plan that in the good faith judgment of the Board provides, to the extent practicable in light of accounting changes, similar compensation to employees.

         10.02. Termination of Plan. The Plan shall terminate upon the earlier of the following date:

                  (i) the date of termination specified in a resolution of the Board of Directors, or

                  (ii) November 11, 1996. After the Plan terminates, the function of the Board will be limited to the administration of Options previously granted.



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


                                   ARTICLE XI
                            APPROVAL BY STOCKHOLDERS
                            ------------------------


         11.01. Approval by Stockholders. The Plan shall become effective upon approval thereof by the affirmative vote of the holders of a majority of the shares of the Company entitled to vote.

Dated:    November  11,  1986
Amended:  January 27, 1988
Amended:  April 23, 1990
Amended:  November 15, 1994


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